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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES/OXLEY ACT OF 2002


     In connection with the Quarterly Report of iBasis, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Richard Tennant, of iBasis, certify, pursuant to Section 1350 of Chapter 63 of Title 18, United States Code, that this Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 8, 2004                    By: /s/Richard Tennant
                                              ---------------------------------
                                              Richard Tennant
                                              Chief Financial Officer
                                              and Principal Accounting Officer